Exhibit 10.1

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM
Intra-Plant Feed Gas Header and Jefferson Davis Electrical Distribution

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00032 DATE OF CHANGE ORDER: January 9, 2014

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Bechtel will implement an intra-plant feed gas header which will connect Trains 1-4 at the pipeline Feed Gas metering station outlet to any future Feed Gas metering station outlets. The connection will be routed east to west via a 36” line (600# class) along the Stage 1 existing pipe racks The scope of this work includes the following:

a.	Run the 36” line east on pipe rack 135R02 after entering into Train 1 up to pipe rack 135R03;

b.	Run the 36” line from pipe rack 135R02 North on pipe rack 135R03 to the junction of 15R05;

c.	Run the 36” line east on pipe rack 135R05 from pipe rack 135R03;

d.
Terminate the 36” line with a blind flange for any future tie-in at the end of pipe rack 135R05 after installing an ESD valve and HV valve at grade. The combination of the ESD and HV valves will serve as a double block and bleed for tie in purposes.

e.	The scope of work will also include modifications to the pipe racks and piling for the ESD and HV valves.

f.	Exhibit A of this Change Order is the drawing depicting this Scope of Work.

2.
Bechtel’s Scope of Work includes the installation of new electrical power distribution lines at the SPL site for temporary facilities. Under Bechtel’s direction, this scope was performed by Jefferson Davis Electrical under the existing Master Service Agreement between SPL, LLC and Jefferson Davis Electrical. This Change Order compensates SPL, LLC for expenses incurred in executing this work to date.

3.
The Scope of Work included Sundyne supplying the capital spare compressor 11C-1301W (with Nitrogen purge in the case and gearbox) and delivering it in a wooden crate. This Change Order will include costs to upgrade the shipping crate to a Protex container.

4.	The overall cost breakdown for this Change Order is detailed in Exhibit B.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00031)	$150,975,387
The Contract Price prior to this Change Order was	$4,050,975,387
The Contract Price will be (increased) by this Change Order in the amount of	$7,123,346
The new Contract Price including this Change Order will be	$4,058,098,733

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 5, 6 and Exhibits B and C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
February 4, 2014	January 10, 2014
Date of Signing	Date of Signing

CHANGE ORDER FORM
Revised EPC Agreement Attachments S & T

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00033 DATE OF CHANGE ORDER: March 24, 2014

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Bechtel and SPL agree Attachment S - “Performance Tests and Commissioning Tests” and Attachment T - “Performance Guarantee, Performance Liquidated Damages, Minimum Acceptance Criteria, and Delay Liquidated Damages” of the EPC Agreement shall be replaced with the revised versions in Exhibit A of this Change Order.

2.	The overall cost breakdown for Bechtel Engineering labor and support for development of the revisions is detailed in Exhibit B of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00032)	$158,098,733
The Contract Price prior to this Change Order was	$4,058,098,733
The Contract Price will be (increased) by this Change Order in the amount of	$175,594
The new Contract Price including this Change Order will be	$4,058,274,327

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 2, 3 and Exhibits B and C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
April 15, 2014	March 25, 2014
Date of Signing	Date of Signing

CHANGE ORDER FORM
Greenfield/Brownfield Demarcation Adjustment

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00034 DATE OF CHANGE ORDER: February 19, 2014

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Attachment X is amended to delete Existing Facilities Work (“Brownfield Work”) to be undertaken on systems that reside in the Outside Battery Limits area of the Liquefaction Facility (“New Greenfield Work”) . The New Greenfield Work shall remain in the Scope of Work; however, the labor necessary for the performance of modifications and improvements to the New Greenfield Work shall not be included in the craft hours that form the basis of the Existing Facility Labor Provisional Sum.

The New Greenfield Work is depicted in Exhibit A and includes portions of the following 3 (three) elements of Work listed in Attachment X:

•	Item # 20 New north-south piperack west of S-103

•	Item #21 New east-west piperack south of S-106

•	Item #30 Rerouting of existing storm drains from S-101/102/103 and S-104/105 sump pumps to liquefaction storm drains

2.	The overall cost breakdown for this Change Order is detailed in Exhibit B and described as follows:

a.
The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was *** U.S. Dollars ($***) and *** hours. This Change Order will amend the previous values respectively to *** U.S. Dollars ($***) and *** hours.

b.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $319,324,967. This Change Order will decrease the Aggregate Provisional Sum amount by $13,920,725 and the new value shall be $305,404,242.

c.	The Contract Price is unchanged.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00032)	$158,274,327
The Contract Price prior to this Change Order was	$4,058,274,327
The Contract Price will be unchanged by this Change Order in the amount of	$—
The new Contract Price including this Change Order will be	$4,058,274,327

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
March 5, 2014	February 19, 2014
Date of Signing	Date of Signing